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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 20, 1996


              Credit Suisse First Boston Mortgage Securities Corp.
             --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 333-15833               13-3320910
     -------------------          -------------          ----------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)           File Number)         Identification No.)


     Eleven Madison Avenue
      New York, New York                                       10010
                                                         ----------------
     Address of Principal                                    (Zip Code)
       Executive Offices)


       Registrant's telephone number, including area code (212) 325-3512
                                                          --------------

                   CS First Boston Mortgage Securities Corp.
                              55 East 52nd Street
                           New York, New York  10055
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         (Former name or former address, if changed since last report)

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     Item 2.  Acquisition or Disposition of Assets
              ------------------------------------

Description of the Certificates and the Mortgage Loans

          Credit Suisse First Boston Mortgage Securities Corp. (formerly CS First Boston Mortgage Securities Corp.) registered issuances of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-15833) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Wilshire Funding Corporation Mortgage-Backed Trust 1996-3 (the "Trust") issued approximately $278,285,923 in aggregate principal amount of its Wilshire Funding Corporation Mortgage-Backed Certificates, Series 1996-3 (the "Certificates"), on December 20, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

          The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit
                                                                     -------
4.1, dated as of December 1, 1996, among CS First Boston Mortgage Securities
---
Corp., as depositor (the "Depositor"), Wilshire Servicing Corporation, in its capacity as servicer (the "Servicer"), Wilshire Mortgage Funding Company IV, Inc., in its capacity as unaffiliated seller (the "Unaffiliated Seller"), and Bankers Trust Company of California, N.A., in its capacity as trustee (the
"Trustee").   The Certificates consist of seven classes of senior Certificates, the Class A-1, Class A-2-A, Class A-2-B, Class A-2-C, Class F-IO, Class A-IO and Class PO Certificates (collectively, the "Senior Certificates"); six classes of subordinated Certificates, the Class M-1, Class M-2, Class M-3 (collectively, the "Class M Certificates"), Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates," and collectively with the Class M Certificates, the "Subordinated Certificates"); and two classes of residual certificates, the Class RU and Class RL Certificates (together, the "Residual Certificates"). The only certificates being offered pursuant to the Registration Statement are the Senior Certificates and the Class M Certificates.

          The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

          The assets of the Trust will be primarily fixed- and adjustable-rate, closed-end, monthly pay, generally fully amortizing, mortgage loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the

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"Mortgages") on real properties (the "Mortgaged Properties").  The Mortgaged
Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two to four-family dwelling, a condominium unit or a unit in a planned unit development). The Mortgage Loans were transferred to the Unaffiliated Seller pursuant to a Loan Sale Agreement (the "Loan Sale Agreement"), attached hereto as Exhibit 4.2, dated as of
                                                -----------
December 1, 1996 among the Unaffiliated Seller and Wilshire Credit Corporation, First Bank of Beverly Hills, F.S.B., Girard Savings Bank, F.S.B., and Wilshire Mortgage Funding Company IV, Inc. The Mortgage Loans were transferred from the Unaffiliated Seller to the Depositor pursuant to an Unaffiliated Seller's Agreement (the "Unaffiliated Seller's Agreement"), attached hereto as Exhibit
                                                                      -------
4.3, dated as of December 11, 1996, between the Unaffiliated Seller and the
---
Depositor. The Mortgage Loans were transferred to the Trust pursuant to the Pooling and Servicing Agreement.

          Interest distributions on the Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate is 7.0000% per annum for the Class A-1 Certificates, 6.7513% for the Class A-2-A Certificates, 7.5715% for the Class A-2-B Certificates, 7.5198% for the Class A-2-C Certificates, 1.3582% for the Class F-IO Certificates, 0.4561% for the Class A-IO Certificates and 8.3582% for the Class M-1, Class M-2 and Class M-3 Certificates. The Class PO Certificates are "principal-only" certificates and do not pay interest.

          As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated November 11, 1996 and the Prospectus Supplement dated December 19, 1996 filed pursuant to Rule 424(b)(2) of the Act on December 27, 1996.

     Item 7.   Financial Statements, Pro Forma Financial Information and
               ---------------------------------------------------------
               Exhibits.
               --------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

          1.1 Underwriting Agreement, dated as of December 19, 1996 between Credit Suisse First Boston Corporation and CS First Boston Mortgage Securities Corp.

          4.1 Pooling and Servicing Agreement, dated as of December 1, 1996, among CS First Boston Mortgage Securities Corp., as depositor, Wilshire Servicing Corporation, as servicer, Wilshire Mortgage Funding Company IV, Inc., as

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unaffiliated seller, and Bankers Trust Company of California, N.A., as trustee and back-up servicer.

          4.2 Loan Sale Agreement, dated as of December 1, 1996, among Wilshire Credit Corporation, First Bank of Beverly Hills, F.S.B., Girard Savings Bank, F.S.B., and Wilshire Mortgage Funding Company IV, Inc.

          4.3 Unaffiliated Seller's Agreement, dated as of December 1, 1996, between Wilshire Mortgage Funding Company IV, Inc., as unaffiliated seller, and CS First Boston Mortgage Securities Corp., as depositor.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                    SECURITIES CORP.
                    -----------------------------------
                         As Depositor and on behalf of Wilshire Funding Corporation Mortgage-Backed Trust 1996-3
                    Registrant


                          By: /s/ Heidi Davis
                             --------------------------------
                              Name:     Heidi Davis
                             Title:     Vice President



Dated: February 10, 1997
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                                 EXHIBIT INDEX
                                 -------------

EXHIBIT NO.    DESCRIPTION
-----------    -----------

     1.1       Underwriting Agreement, dated as of
               December 19, 1996 between Credit
               Suisse First Boston Corporation and CS
               First Boston Mortgage Securities Corp.

     4.1       Pooling and Servicing Agreement, dated
               as of December 1, 1996, among CS First
               Boston Mortgage Securities Corp., as
               depositor, Wilshire Servicing
               Corporation, as servicer, Wilshire
               Mortgage Funding Company IV, Inc., as
               unaffiliated seller, and Bankers Trust
               Company of California, N.A., as
               trustee and back-up servicer.

     4.2       Loan Sale Agreement, dated as of
               December 1, 1996, among Wilshire
               Credit Corporation, First Bank of
               Beverly Hills, F.S.B., Girard Savings
               Bank, F.S.B., and Wilshire Mortgage
               Funding Company IV, Inc.

     4.3       Unaffiliated Seller's Agreement, dated
               as of December 1, 1996, between
               Wilshire Mortgage Funding Company IV,
               Inc., as unaffiliated seller and CS
               First Boston Mortgage Securities
               Corp., as depositor.